UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 15, 2026

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle
Suite 801 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 7, 2026, Catalyst Pharmaceuticals, Inc., a Delaware corporation (“Catalyst” or the “Company”), has entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 6, 2026, with Angelini Pharma S.p.A., an Italian Società per azioni (“Angelini Pharma” or “Parent”), and Angelini Cielo Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Merger Agreement.

Pursuant to the Merger Agreement, on July 15, 2026, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”).

At the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.001 per share (the “Shares” or “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than Canceled Shares and Dissenting Shares) was canceled and converted into the right to receive $31.50 per Share in cash, without interest thereon (the “Merger Consideration”) and subject to any applicable tax withholding.

Pursuant to the Merger Agreement:

•

Options. At the Effective Time, each option to purchase Shares that was then outstanding and unexercised, whether or not vested and which had a per Share exercise price that was less than the Merger Consideration (each, an “In the Money Option”), was deemed fully vested and canceled, and converted into the right of the holder thereof to receive a cash payment equal to (x) the excess of (i) the Merger Consideration over (ii) the exercise price payable per Share under such In the Money Option, multiplied by (y) the total number of Shares subject to such In the Money Option immediately prior to the Effective Time (without regard to vesting). In addition, at the Effective Time, each option to purchase Shares with a per Share exercise price equal to or greater than the Merger Consideration that was then outstanding and unexercised, whether or not vested, was canceled with no consideration payable in respect thereof.

•

Restricted Stock Units. At the Effective Time, each then outstanding restricted stock unit of the Company was deemed fully vested and canceled and converted into the right of the holder thereof to receive a cash payment equal to (x) the Merger Consideration multiplied by (y) the number of Shares subject to such restricted stock unit immediately prior to the Effective Time.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 7, 2026 and the terms of which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note, Item 3.01, Item 3.03, Item 5.01, Item 5.02 and Item 5.03 are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

On July 15, 2026, the Company (i) notified the Nasdaq Capital Market (“Nasdaq”) of the consummation of the Merger and its intent to remove all Company Common Stock from Nasdaq and (ii) requested that Nasdaq (A) maintain the halt in trading of Company Common Stock, which was effective following the closing of after-hours trading on July 14, 2026, through July 15, 2026, and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Company Common Stock will be suspended from trading on Nasdaq on July 16, 2026. Following the effectiveness of such Form 25, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 are incorporated herein by reference.

As a result of the Merger, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (except as described in the Introductory Note) was converted, at the Effective Time, into the right to receive the Merger Consideration, without interest thereon and subject to any applicable tax withholdings, in accordance with the terms of the Merger Agreement. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01 Changes in Control of Registrant.

The disclosures under the Introductory Note, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Merger, there was a change in control of the Company, and the Company became a wholly owned subsidiary of Parent.

To the knowledge of the Company, there are no arrangements which may at a subsequent date result in a further change in control of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures under the Introductory Note are incorporated herein by reference.

As previously disclosed, in connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, each of the directors of the Company (Patrick J. McEnany; Richard J. Daly; Daniel J. Curran, M.D.; Donald A. Denkhaus; Molly Harper; Tamar Thompson; and David S. Tierney, M.D.) resigned and ceased to be directors of the board of directors of the Company and members of any committee thereof, as applicable. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, the directors of Merger Sub immediately prior to the Effective Time (Sergio Marullo di Condojanni; Massimo Marin; Enrica Dogali) became the directors of the Surviving Corporation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

The disclosures under the Introductory Note are incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to be in the form of Annex I to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”).

In addition, pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s by-laws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to conform to the by-laws of Merger Sub as in effect immediately prior to the Effective Time, except that references to Merger Sub’s name were replaced by references to the name of the Surviving Corporation (the “Amended and Restated By-laws”).

Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of May 6, 2026, by and among Catalyst Pharmaceuticals, Inc., Angelini Pharma S.p.A. and Angelini Cielo Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 7, 2026).*

3.1	Amended and Restated Certificate of Incorporation of Catalyst Pharmaceuticals, Inc.

3.2	Amended and Restated By-laws of Catalyst Pharmaceuticals, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

Dated: July 15, 2026	By:	/s/ Michael W. Kalb
Name: Michael W. Kalb
Title: Executive Vice President and Chief Financial Officer